Exhibit 99.2
I. Employee Broadcast Script
Audience: Store Directors & Store Support Center associates: Albertsons Southern California, Northwest, and Intermountain regions, Jewel-Osco, Shaw’s, Acme, and Bristol Farms divisions
Division President on Camera:
Hello, and thank you for joining me today. As you have all heard by now, Albertsons announced this morning that the company has entered into a definitive agreement to sell our division/region, [version for your area] along with Albertsons in the Northwest, Intermountain, and Southern California regions; and Shaw’s, Jewel, Acme, and Bristol Farms divisions to Supervalu. [Omit your division]
I understand that this is a lot of information to absorb, and while change can be exciting, I recognize that it can also be unsettling. But, I firmly believe the changes that we are making today will mark the beginning of a very exciting new chapter in our company’s history.
You all work very hard every day to ensure we’re an industry leader in the areas of market value, scale, profitability, customer service, and associate satisfaction. You are committed to our vision, to our mission, and to our core values ... and because of that I am proud to be your leader! In each of our markets today, we face different challenges as we strive to reach our vision. We must continue to look at our customers’ needs and make the changes needed to survive in this fiercely competitive retail environment.
By joining the Supervalu team, our division will become a part of a national retail and pharmacy powerhouse ... part of the nation’s largest grocery network of 2,600-plus food stores in 43 states.
By combining the experience that exists on this team with Supervalu to create a new larger and stronger company, we will be poised to effectively compete in today’s competitive marketplace and position ourselves to win.

Joining the Supervalu team opens up for our division the tremendous opportunity to become a part of a progressive company that shares many of the same core values and strategic imperatives that have helped us to be successful in the markets we serve.
Supervalu prides itself on operating a diversified portfolio of regional banners that are locally managed and branded, with strong market shares. Adding our strong brand to this team will allow us to leverage Supervalu’s extensive expertise in supply chain and the price impact format, while continuing to serve our communities and giving our customers what they are looking for.
Like our team, Supervalu places a strong focus on local merchandising ... enabling them to serve a wide demographic of consumers across the economic spectrum, from cost-conscious to upscale.
I would also like to point out that our two companies have similar cultures and values ... Supervalu’s core values include focus, integrity, passion, standards and urgency. And more importantly, Supervalu shares the same commitment to the communities in which it operates, which means we will continue our traditions in corporate philanthropy.
While the agreement was announced this morning—it is important to understand that it is still subject to shareholder approval, from both companies and it must also receive the customary regulatory approvals. Supervalu has stated that it expects the deal to close in mid-2006.
What that means is that we need to focus on running our business and our number one priority — which is taking care of our customers. In addition, we need to focus on achieving our fourth quarter targets, and making sure that we continue to deliver results.
I expect in coming weeks that we will meet members of the Supervalu team and that we will soon be getting more information around this proposed acquisition and how it could affect our business processes once the deal has been approved by shareholders.

Considering the size and scope of this transaction, the transition time will likely last a period of many months. During this process, we will keep you informed of decisions made as quickly as possible. We have established several channels of communications to answer any questions you may have, and will provide additional information as it becomes available. Cluster meetings will be held in the near future to discuss the company changes, answer questions, and talk about any additional details, announcements, or developments.
The transformation we are going through is one that is critical to positioning ourselves to compete in a retail environment that just gets more and more competitive every year. As you have already proven time and again, you are a committed and flexible team that is able to embrace and adapt to change while continuing to drive the business forward. Please remain focused on serving our customers, and we will do our best to keep you informed over the coming weeks and months.
I thank you again for your attention today. Your involvement and support are critical ...now and going forward. As we continue to make changes in the months ahead, I urge you to make everything you can of this opportunity.
Thank you.
II. Customer Q&A
FOR USE BY ASSOCIATES: Albertsons Southern California, Northwest, and Intermountain regions; and Jewel-Osco, Shaw’s, Acme, and Bristol Farms divisions.
Customer Q&A:
1.	I heard that this store has been sold to a new company?

Yes, our parent company, Albertsons, has recently announced that [our division or insert banner] has entered into an agreement to sell this division to Supervalu.

2.	Will they change the name of the store?

At this time, we have no reason to believe that Supervalu will change the name of the store.

3.	Will the store stay open?

The deal is still subject to approval, and it won’t close until later this year. At this time, we have no reason to believe that Supervalu will close this store.

4.	Will there be any changes in your stores?

Supervalu is an outstanding company, and we expect that the change in ownership will be seamless to our customers.

5.	Will Supervalu lay people off?

The deal is still subject to approval, and it won’t close until later this year. The company has made no announcements of layoffs.

6.	Will they still carry the same products?

Supervalu shares our same commitment to offering products that best meet the needs of the communities we serve. We are confident that under our new parent company, we will continue to provide the customer service, quality foods, and selection that you are used to.
III. Employee Communications (Stores)
FOR USE BY DIVISION TEAMS & STORE DIRECTORS: Albertsons Southern California, Northwest, and Intermountain regions; and Jewel-Osco, Shaw’s, Acme, and Bristol Farms divisions.
Talking Points:
•	As you have all heard by now, Albertsons announced this morning that the company has entered into a definitive agreement to sell our [division/region], along with Shaw’s, Jewel, Acme, Bristol Farms, and Albertsons in the Northwest, Intermountain, and Southern California regions to Supervalu. [Omit your division]

•	While change is very exciting, I recognize that it can also be unsettling. That’s why I would like to take a few minutes this morning to assure you that this announcement marks the beginning of a very exciting new chapter in our company’s history.

•	By joining the Supervalu team — our division will become a part of national retail and pharmacy powerhouse... part of the nation’s largest grocery network of 2,600-plus food stores in 48 states.

•	By combining the experience that exists on this team with Supervalu to create a new larger and stronger company we will be able to effectively compete in today’s competitive marketplace and position ourselves to win.

•	Joining the Supervalu team opens up for our division the tremendous opportunity to become a part of a progressive company that shares many of the same core values and strategic imperatives that have helped us to be successful in the markets we serve.

•	Supervalu prides itself on operating a diversified portfolio of regional banners that are locally managed and branded- with strong market shares. Adding our strong brand to this team will allow us to leverage Supervalu’s extensive expertise in supply chain and the price impact format, while continuing to serve our communities and giving our customers what they are looking for.

•	Like our team, Supervalu places a strong focus on local merchandising... enabling them to serve a wide demographic of consumers across the economic spectrum, from cost-conscious to upscale.

•	I would also like to point out that our two companies have similar cultures and values... Supervalu’s core values include focus, integrity, passion, standards and urgency. And more importantly, Supervalu shares the same commitment to the communities in which it operates, and will continue our traditions in corporate philanthropy.

•	While the agreement was announced this morning—it is important to understand that it is still subject to shareholder approval and it must also receive the customary regulatory approvals. We expect the deal to close by mid-2006.

•	What that means is that we need to focus on running our business and our number one priority — which is taking care of our customers. In addition, we need to focus on achieving our fourth quarter targets, and making sure that we continue to deliver results.

•	I expect in coming weeks that we will meet members of the Supervalu team and that we will soon be getting more information around this proposed acquisition and how it could affect our business processes once the deal has been approved by shareholders.

•	Until then, I encourage you to keep your teams focused on running the business... take their questions and explain that we may not have all of the answers right away.

•	The company has also established the following channels of communications to answer any questions you may have, and will provide additional information when it becomes available:
—	Company Portal: Beginning this week, information regarding the transaction will be posted on the company’s Intranet as soon as it becomes available. A link to the “Get Connected” site will be found on the home page under the Company Links section. You will also be able to access the site by typing “Get Connected” into your Internet browser. The Get Connected site will be updated frequently with news, answers to frequently asked questions, and other information to help you through the transition.
•	Now, I can open it up for a few questions.
IV. Employee Q&A (Stores)
When will we know if the sale is definitely approved?
The transaction is subject to approval by shareholders, as well as the customary regulatory approvals. We expect the transaction to close by mid-2006.
Is there a chance that the deal won’t go through? If so, what could stop it?
The transaction is subject to approval by the shareholders of all companies as well as the customary regulatory approvals.
Will Supervalu keep the Albertsons/Shaw’s/Acme/Jewel/Bristol Farms banner name?
Supervalu has not detailed its plans for any changes in stores operations, including whether or not it will change the names of our banners. However, the company has said that these are the assets they want.... great brands, great locations, and great people. The company has acknowledged that our local brands are well-recognized and have a lot of equity with the consumers we serve.
Does the buyer plan to keep all of the associates in the stores?
It is our understanding that Supervalu continues to grow the business we have established and build on the successes that we have achieved in our local markets. Supervalu has said that by engaging in this deal it is gaining exceptional managerial talent and a highly-skilled employee base.
Will stores be forced to close due anti-trust concerns?
The agreement is subject to anti-trust review and we will share more information as we receive it.
Does the buyer plan to keep all of the associates in the corporate/division offices, or will there be layoffs?
It is our understanding that Supervalu continues to grow the business we have established and build on the successes that we have achieved in the local markets. Supervalu has said that by engaging in this deal it is gaining exceptional managerial talent and a highly-skilled employee base.

What is the timeline for the integration? When will changes be announced?
     It is our understanding that upon successful completion of the transaction — which is expected to occur in mid-2006 — Supervalu will be intensely focused on bringing the best forward — including people, systems and processes — from both companies. They expect that this planned and paced transition will take up to three years.
Are the two corporate cultures similar or different?
     The approximately 200,000 combined employees share a lot in common: deep roots in local communities, proven expertise in the grocery industry and a strong commitment to customer service. The merger of these two companies represents a winning combination of two very powerful forces in food retail.
How can we find out more about the buyer?
On Tuesday, SUPERVALU’s Chairman and CEO Jeff Noddle will speak to all of you in a broadcast to all associates in the divisions that SUPERVALU has purchased. You may also find out more about SUPERVALU by calling the company’s Newsline recording. That number will be provided as soon as possible.
Similar to our strategic imperatives, Supervalu has seven key principles that it has shared with us to help us understand what the company stands for.
1. SUPERVALU is a dynamic company, on the leading edge of innovation and poised for strategic growth.
2. SUPERVALU has deep roots in the grocery industry, with more than 135 years of retailing and supply chain knowledge and expertise.
3. SUPERVALU five core values of focus, integrity, passion, standards and urgency underline everything we do.
4. SUPERVALU is committed to the communities in which we operate.
5. SUPERVALU’s retail network, which consists of more than 1,500 stores, is strongly connected to the local marketplace, allowing our stores to meet the needs of a diverse customer base.
6. SUPERVALU’s supply chain footprint offers a broad suite of logistics solutions and operational efficiency programs, which help our independent retail customers serve their consumers as effectively as possible.

7. SUPERVALU’s employees are our strength. We invest in their careers, support their development, and encourage them to enrich their professional life through volunteerism and community engagement.
Are there legal restrictions regarding what can and cannot be shared between ABS and the buyer during the transition period before the deal is approved?
Yes, there are restrictions about what can and cannot be shared, and our legal department has developed guidelines for us to abide by prior to shareholder and regulatory approval of the transaction. If you have specific questions about what information can and cannot be shared, please contact your supervisor.
Does this mean that there is no more Albertsons?
As detailed in this morning’s announcement, Albertsons Board of Directors has entered into an agreement to sell the company to a consortium of three buyers: Cerberus, which has purchased Albertsons’ DFW, Northern California, Rocky Mountain, Florida, and Phoenix food store divisions; CVS, which has purchased the stand-alone drug division, and Supervalu, which has purchased the Albertsons Southern California and Northwest divisions, Acme, Shaw’s, Jewel-Osco divisions.

Albertsons will not exist as it does today, since assets are going to three different groups, and its stock will no longer be listed on the NYSE. As for the brand name, it will be up to SVU to determine whether to continue using the Albertsons brand.
HR/Benefits Questions:
ASRE, Pay to Stay, Stock options, Cobra plans, Severance details, vacation, education reimbursement, job openings...
The transaction is not expected to be complete until mid-2006. Once the deal is approved, Supervalu will be prepared to share with you all of the details of its benefits plans, including health care, vacation, and employment opportunities.

Like Albertsons, Supervalu prides itself on being a company that recognizes that its strengths lie with its people, so we should take comfort in the fact that Supervalu is a company that historically has taken care of its associates and recognizes that its associates as a tremendous asset.
V. Employee Communication (Distribution Centers)
FOR USE BY DISTRIBUTION CENTERS: Albertsons Southern California, Northwest, and Intermountain regions; and Jewel-Osco, Shaw’s, Acme, and Bristol Farms divisions.
Talking Points:

•	As you have all heard by now, Albertsons announced this morning that the company has entered into a definitive agreement to sell our [division/region], along with Shaw’s, Jewel, Acme, Bristol Farms, and Albertsons in the Northwest, Intermountain, and Southern California regions to Supervalu. [Omit your division]

•	While change can be exciting, I recognize that it can also be unsettling. That’s why I would like to take a few minutes this morning to assure you that this announcement marks the beginning of a very exciting new chapter in our company’s history.

•	By joining the Supervalu team— our distribution center will become a part of national retail and pharmacy powerhouse... part of the nation’s largest grocery network of 2,600-plus food stores in 48 states.

•	SUPERVALU operates 24 distribution centers in 17 states from Washington to New York. On a daily basis, it manages the logistics for approximately one billion cases of grocery products and perishables from more than 500 manufacturers to more than 4,000 retail end points.

•	By combining the experience that exists on this team with Supervalu to create a new larger and stronger company we will be able to effectively compete in today’s competitive marketplace and position ourselves to win.

•	Joining the Supervalu team opens up for our distribution center the tremendous opportunity to become a part of a progressive company that shares many of the same core values and strategic imperatives that have helped us to be successful in the markets we serve.

•	Supervalu prides itself on operating a diversified portfolio of regional banners that are locally managed and branded- with strong market shares. Adding our strong brand to this team will allow us to leverage Supervalu’s extensive expertise in supply chain and the price impact format, while continuing to serve our communities and giving our customers what they are looking for.

•	Like our team, Supervalu places a strong focus on local merchandising... enabling them to serve a wide demographic of consumers across the economic spectrum, from cost-conscious to upscale.

•	I would also like to point out that our two companies have similar cultures and values... Supervalu’s core values include focus, integrity, passion, standards and urgency. And more importantly, Supervalu shares the same commitment to the communities in which it operates, and will continue our traditions in corporate philanthropy.

•	While the agreement was announced this morning—it is important to understand that it is still subject to shareholder approval and it must also receive the customary regulatory approvals. We expect the deal to close by mid-2006.

•	What that means is that we need to focus on running our business and our number one priority — which is taking care of our stores.

•	I expect in coming weeks that we will meet members of the Supervalu team and that we will soon be getting more information around this proposed acquisition and how it could affect our business processes once the deal has been approved by shareholders.

•	Until then, I encourage you to keep your teams focused on running the business... take their questions and explain that we may not have all of the answers right away.

•	The company has also established the following channels of communications to answer any questions you may have, and will provide additional information when it becomes available:
•	Company Portal: Beginning next week, information regarding the transaction will be posted on the company’s Intranet as soon as it becomes available. A link to the “Get Connected” site will be found on the home page under the Company Links section. You will also be able to access the site by typing “Get Connected” into your Internet browser. The Get Connected site will be updated frequently with news, answers to frequently asked questions, and other information to help you through the transition.
•	Now, I can open it up for a few questions.
VI. Employee Q&A (Distribution Centers)
When will we know if the sale is definitely approved?
The transaction is subject to approval by shareholders as well as the customary regulatory approvals. We expect the transaction to close by mid-2006.
Is there a chance that the deal won’t go through? If so, what could stop it?
The transaction is subject to approval by the shareholders involved in the transaction as well as the customary regulatory approvals.
Will Supervalu keep the Albertsons/Shaw’s/Acme/Jewel/Bristol Farms banner name?
Supervalu has not detailed its plans for any changes in stores operations, including whether or not it will change the names of our banners. However, the company has said that these are the assets they want... great brands, great locations, and great people. The company has acknowledged that our local brands are well-recognized and have a lot of equity with the consumers we serve.
Does the buyer plan to keep all of the associates in the stores and distribution centers?

It is our understanding that Supervalu continues to grow the business we have established and build on the successes that we have achieved in the local markets. Supervalu has said that by engaging in this deal it is gaining exceptional managerial talent and a highly-skilled employee base.
Will stores be forced to close due anti-trust concerns?
The agreement is subject to anti-trust review and we will share more information as we receive it.
Does the buyer plan to keep all of the associates in the corporate/division/DC offices, or will there be layoffs?
It is our understanding that Supervalu continues to grow the business we have established and build on the successes that we have achieved in the local markets. Supervalu has said that by engaging in this deal it is gaining exceptional managerial talent and a highly-skilled employee base.
What is the timeline for the integration? When will changes be announced?
It is our understanding that upon successful completion of the transaction, which is expected to occur in mid-2006, Supervalu will be intensely focused on bringing the best forward — including people, systems and processes, from both companies. They expect that this planned and paced transition will take up to three years.
Are the two corporate cultures similar or different?
The approximately 200,000 combined employees share a lot in common: deep roots in local communities, proven expertise in the grocery industry and a strong commitment to customer service. The merger of these two companies represents a winning combination of two very powerful forces in food retail.
How can we find out more about the buyer?
On Tuesday, SUPERVALU’s Chairman and CEO Jeff Noddle will speak to all of you in a broadcast to all associates in the divisions that SUPERVALU has purchased. You may also find out more about SUPERVALU by calling the company’s Newsline recording. That phone number will be provided shortly.
Similar to our strategic imperatives, Supervalu has seven key principles that it has shared with us to help us understand what the company stands for.
1. SUPERVALU is a dynamic company, on the leading edge of innovation and poised for strategic growth.

2. SUPERVALU has deep roots in the grocery industry, with more than 135 years of retailing and supply chain knowledge and expertise.
3. SUPERVALU five core values of focus, integrity, passion, standards and urgency underline everything we do.
4. SUPERVALU is committed to the communities in which we operate.
5. SUPERVALU’s retail network, which consists of more than 1,500 stores, is strongly connected to the local marketplace, allowing our stores to meet the needs of a diverse customer base.
6. SUPERVALU’s supply chain footprint offers a broad suite of logistics solutions and operational efficiency programs, which help our independent retail customers serve their consumers as effectively as possible.
7. SUPERVALU’s employees are our strength. We invest in their careers, support their development, and encourage them to enrich their professional life through volunteerism and community engagement.
Are there legal restrictions regarding what can and cannot be shared between ABS and the buyer during the transition period before the deal is approved?
Yes, there are restrictions about what can and cannot be shared, and our legal department has developed guidelines for us to abide by prior to shareholder and regulatory approval of the transaction. If you have specific questions about what information can and cannot be shared, please contact your supervisor.
Does this mean that there is no more Albertsons?
As detailed in this morning’s announcement, Albertsons entered into an agreement to sell the company to a consortium of three buyers: Cerberus, which has purchased Albertsons’ DFW, Northern California, Rocky Mountain, Florida, and Phoenix food store divisions; CVS, which has purchased the stand-alone drug division, and Supervalu, which has purchased the Albertsons Southern California and Northwest divisions, Acme, Shaw’s, Jewel- Osco divisions.

Albertsons will not exist as it does today, since assets are going to three different groups, and its stock will no longer be listed on the NYSE. As for the brand name, it will be up to SVU to determine whether to continue using the Albertsons brand.
HR/Benefits Questions:

ASRE, Pay to Stay, Stock options, Cobra plans, Severance details, vacation, education reimbursement, job openings...
The transaction is not expected to be complete until mid-2006. Once the deal is approved, Supervalu will be prepared to share with you all of the details of its benefits plans, including health care, vacation, and employment opportunities.

Like Albertsons, Supervalu prides itself on being a company that recognizes that its strengths lie with its people, so we should take comfort in the fact that Supervalu is a company that historically has taken care of its associates and recognizes that its associates as a tremendous asset.
CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Albertson’s and SUPERVALU shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected, the possibility that costs or difficulties related to the integration of Albertson’s operations into SUPERVALU will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of SUPERVALU’s and Albertson’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Albertson’s undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
ADDITIONAL INFORMATION
SUPERVALU and Albertsons will file a joint proxy statement/prospectus with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about SUPERVALU and Albertson’s, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to SUPERVALU INC., 11840 Valley View Road, Eden Prairie, Minnesota, 55344, Attention: Corporate Secretary, or to Albertson’s, Inc., 250 East Parkcenter Boulevard, Boise, Idaho, 83706-3940, Attention: Corporate Secretary. The respective directors and executive officers of SUPERVALU and Albertson’s and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SUPERVALU’s directors and executive officers is available in its proxy statement filed with the SEC by SUPERVALU on May 12, 2005, and information regarding Albertson’s directors and executive officers is available in its proxy statement filed with the SEC by Albertson’s on May 6, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.